UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LIFELOC TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIFELOC TECHNOLOGIES, INC.

12441 W 49th Ave., Suite 4

Wheat Ridge, CO 80033

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 3, 2026

To Our Shareholders:

The Annual Meeting of Shareholders of Lifeloc Technologies, Inc., a Colorado corporation (the "Company"), will be held at 9:00 A.M. Mountain Time, on June 3, 2026, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 and telephonically via the call-in number (303) 407-9190; code 725#, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.       To elect five directors to serve for a term of one year and until their successors are elected and qualified;

2.       To ratify the appointment of Assure CPA as our independent registered public accounting firm for the year ending December 31, 2026;

3.       To hold a non-binding advisory vote to approve the compensation of our named executive officers (“Say on Pay”);

4.       To approve the Amended and Restated Articles of Incorporation of Lifeloc Technologies, Inc.; and

5.       To transact such other business as may properly come before the meeting, or any adjournment thereof.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on April 30, 2026, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof. Instructions on voting your shares are in the accompanying Proxy Statement. If you attend the Annual Meeting in person or by telephone and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Vern D. Kornelsen
Vern D. Kornelsen
Chairman of the Board
April 30, 2026

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 3, 2026: This Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at www.lifeloc.com.

LIFELOC TECHNOLOGIES, INC.

12441 W 49th Ave., Suite 4

Wheat Ridge, CO 80033

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 3, 2026

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Lifeloc Technologies, Inc., a Colorado corporation (the "Company"), for use at our Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on June 3, 2026, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 and at any and all adjournments of such meeting (the “Annual Meeting”). The Annual Meeting will be held in a hybrid format, allowing shareholders to participate in person or virtually by telephone via (303) 407-9190; code 725#. Shareholders participating virtually will have the same opportunities to vote and ask questions as those attending in person.

If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein. Executed Proxy Cards that contain no instructions will be voted in accordance with the recommendations of the Board of Directors on all matters presented in this Proxy Statement and will be counted for purposes of determining the presence of a quorum. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting will be mailed to our shareholders on or about May 5, 2026.

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to our secretary, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person or by telephone.

The Company will bear the costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Notice of Annual Meeting and Proxy Card. We may, in addition, use the services of our directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers, and others who hold shares of our common stock in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and we will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting is April 30, 2026. At the close of business on that day, there were 2,752,616 shares of our common stock, no par value, outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote.

QUORUM AND VOTING

The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of our common stock that are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. Abstentions and broker “non-votes” will be counted for purposes of attaining a quorum. If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. With the sole exception of the ratification of Assure CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, no matters submitted for shareholder approval herein are “routine” matters. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on any matter other than the proposal to ratify the appointment of Assure CPA. The unvoted shares are called broker non-votes. If a quorum is present, the affirmative vote of a plurality of the shares represented at the meeting and entitled to vote will be required to elect directors (meaning the candidates receiving the most votes are elected, regardless of whether they receive a majority), and the affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required to approve the ratification of Assure CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and any other matter to be voted on by the shareholders at the meeting. Proxies marked “withhold” and broker non-votes will have no effect on the election of directors. With respect to the other matters, abstentions will have the same effect as a vote against the proposal, and broker non-votes, if any, will have no effect. To the extent that your brokerage firm votes your shares on your behalf in the absence of instructions on the accountant ratification proposal, such shares will have the effect of a vote for the proposal and such shares also will be counted as present for the purpose of determining a quorum.

SHAREHOLDER PROPOSALS

In order for a shareholder to be eligible to submit a proposal or nomination to the 2027 Annual Meeting, the shareholder must be a shareholder of record both when submitting the proposal or nomination and on the record date for that meeting. If a shareholder wishes to submit a proposal or nominate a candidate for possible inclusion in the Company's proxy statement and form of proxy for the 2027 Annual Meeting of shareholders, the notice must be in proper form and received at the principal executive offices of the Company no later than 5:30 p.m. MST on February 4, 2027. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act and the rules and regulations promulgated thereunder.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors has nominated the five persons listed below for election as directors for the 2026 fiscal year, each to hold office until the 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees of the board of directors or such shareholder may withhold his or her vote from all or any of such nominees. If the Proxy Card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election prior to the Annual Meeting, the persons named in the proxy will exercise their voting power in favor of such other person or persons as our board of directors may recommend.

There are no family relationships among these nominees except that Michael J. Kornelsen is the son of Vern D. Kornelsen.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

The following table sets forth the members of our board of directors, their ages as of April 30, 2026, and their positions and offices held:

Name	Age	Position

Wayne R. Willkomm, Ph.D.	63	Director, President, Chief Executive Officer
Vern D. Kornelsen	93	Director, Chairman, Secretary & CFO
Adam Kashenberg(1)	34	Non-Management Director
Donald E. Siecke(1)	86	Non-Management Director
Michael J. Kornelsen, D.M.A.	65	Non-Management Director
(1)	Member of the Audit Committee

Wayne Willkomm, Ph.D., was elected as a director on July 5, 2011 to fill the vacancy that occurred on June 18, 2011 as a result of the death of Alan C. Castrodale. On January 18, 2016 he was designated as the President and Chief Executive Officer. Before beginning his new role with the Company, Dr. Willkomm was the North American Market Development Manager for Novomer, Inc. Dr. Willkomm was the principal consultant of Willkomm Consulting, LLC between March 2007 and February 2014. Prior to that, he was president of the Tool and Molding Division of Intrex Corporation from 2006 to 2007. Previous positions include president of Kryptane Systems, LLC from 2000 to 2006 and various positions at Dow Chemical Company from 1989 to 2000. He has broad experience in leading manufacturing and product development organizations, has consulted in renewable materials and medical devices and is an inventor on 14 U.S. patents. He holds a B.S. degree in Chemical Engineering and Chemistry from Carnegie Mellon University and a Ph.D. in Chemical Engineering from the University of Minnesota. In determining Dr. Willkomm’s qualifications to serve on our board of directors, the board considered, among other things, his extensive management, manufacturing, and product development experience.

Vern D. Kornelsen joined the Company as a director in 1991 and served as secretary and treasurer in 1992 and 1993. He has been Chairman of the Board of Directors, Secretary, Chief Financial Officer, and a director since 2001. He formerly practiced as a Certified Public Accountant in Denver, CO and is a financial consultant to several early stage companies. He was a director of Valleylab, a manufacturer of electrosurgical units, for 10 years, and led an investor group that provided a portion of its initial funding. Mr. Kornelsen has been a director and participated in the capitalizing of a number of early stage companies, and is currently a director and audit-committee member of Encision Inc. of Boulder, CO, and secretary and a director of Electronic Systems Technology, Inc. of Kennewick, WA, both publicly held companies. He received a BS degree in business from the University of Kansas. In determining Mr. Kornelsen’s qualifications to serve on our board of directors, the board considered, among other things, his experience and expertise in finance, accounting and management.

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Donald E. Siecke was elected as a director on January 18, 2016 to fill the vacancy resulting from Gurumurthi Ravishankar's resignation from the board on December 31, 2015. Mr. Siecke practiced as a certified public accountant in the state of Colorado from 1963 to 1976. He has been president of Kelmore Development Corp., a real estate development company, since 1981, and formerly served as a director of Redstone Bank, a Colorado bank of which he was a co-founding director. He is a director of privately held companies, metropolitan districts, and charitable organizations. He received a BS degree in business administration from the University of Denver in 1961, having majored in accounting. In determining Mr. Siecke's qualifications to serve on our board of directors, the board considered, among other things, his experience and expertise in finance, accounting and management.

Michael J. Kornelsen, M.Div., D.M.A., was elected as a director on May 1, 2017. The Rev. Dr. Kornelsen is an Episcopal Priest in Colorado and a Professor Emeritus of Music at Metropolitan State University of Denver, having taught there for 19 years. During that time, he also served as Chair of the Department of Music and Associate Dean of the Arts. He was the President and CEO of Summit Meetings, Inc., an events management company, for thirteen years. He is a licensed real estate broker with Coldwell Banker Realty and has experience in developing and selling residential housing units. He received a Master of Divinity Degree from Church Divinity School of the Pacific in 2025, a Doctor of Musical Arts degree from the University of Colorado in 2005, a Master of Music Education degree from the University of Northern Colorado in 1990, and a Bachelor of Music Education degree from the University of Colorado in 1983. In determining The Rev. Dr. Kornelsen's qualifications to serve on our board of directors, the board considered, among other things, his experience and expertise in education and training, particularly as related to our interest in our drug and alcohol training courses, as well as his experience and expertise in management and leadership.

Adam Kashenberg was elected as a director on July 23, 2024 to fill the vacancy resulting from Robert Greenlee’s resignation from the board on July 22, 2024. Since November 2019, Mr. Kashenberg has been president, CEO and director of Colorado Biolabs, Inc., a manufacturer and supplier of iron supplement products. Previously, Mr. Kashenberg spent five years as CEO of Kash Nutritionals, a company that facilitated the manufacturing, growth, and development of key companies and their brands by brokering manufacturing services and related services. Mr. Kashenberg also served as VP, Business Development for Adam Nutrition, a dietary supplement manufacturing company. In determining Mr. Kashenberg’s qualifications to serve on the Company’s board of directors, the Board considered, among other things, his strong background in social media sales and marketing, as well as his finance and management skills.

Director Meetings

During the year ended December 31, 2025, our board of directors met in person or by telephone four times, and by written consent four times. In addition, our board of directors met informally approximately ten times during the year ended December 31, 2025. Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).  All of our directors attended all of the meetings of the board of directors in person or by telephone.

We encourage our incumbent directors to attend the Annual Meeting of Shareholders, subject to their travel schedules and other demands on their time. All of our directors attended the 2025 Annual Meeting of Shareholders in person or by telephone.

Director Independence

Our board of directors determines whether a director is independent through a broad consideration of facts and circumstances, including an assessment of the materiality of any relation between us and a director not merely from the director’s standpoint, but also from that of persons or organizations with which the director has an affiliation. Although our common stock is not listed on a national securities exchange, under the Securities and Exchange Commission (“SEC”) regulations we are required to identify each of our directors who qualify as “independent,” as such term is defined by a national securities exchange. Accordingly, we have examined the independence of our directors applying the definition of “Independent Director” provided in NASDAQ Listing Rules, as well as the independence criteria under relevant SEC rules. Using these rules, our board of directors has determined that Adam Kashenberg and Donald Siecke qualify as independent directors, under the NASDAQ and SEC rules governing independence in general and also independence for the specific purposes of membership on audit, compensation and nomination/corporate governance committees.

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Compensation of Directors

The table below sets forth the compensation of our non-employee directors for serving as our directors for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Total ($)
Michael J. Kornelsen	1,530	1,530
Donald E. Siecke	1,530	1,530
Adam Kashenberg	1,530	1,530

None of our non-employee directors, nor any of our employee directors in their capacity as such, receives compensation in the form of stock awards, option awards, non-equity incentive plan compensation, non-qualified deferred compensation earnings, or any other compensation. None of our three non-employee directors hold unexercised options. Option grants to our directors are at the discretion of the board of directors.

Nominating Committee

We do not have a standing nominating committee, primarily because the current composition and size of the board of directors permits candid and open discussion regarding potential new members of the board of directors. The entire board of directors currently operates as the nominating committee and recommends to our shareholders nominees for election to the board. There is no formal process or policy that governs the manner in which we identify potential candidates for the board of directors. Our board will consider recommendations for director nominees by shareholders if the names of those nominees and relevant biographical information are properly submitted in writing to our corporate secretary in the manner described for shareholder nominations above under the heading “Shareholder Proposals,” and will evaluate shareholder-recommended candidates for director under the same criteria as internally generated candidates. The board does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the board believes that it can adequately evaluate any such nominees on a case-by-case basis. A director nominee must have a strong professional or other background, a reputation for integrity and responsibility and experience relevant to our business and operations. A director nominee must be able to commit appropriate time to prepare for, attend and participate in all meetings of our board of directors and its committees, as applicable, and the annual meeting of shareholders and must not have any conflicts of interest with our business and operations. Our board also requires some director nominees to be independent as defined under applicable SEC and NASDAQ listing rules, with the goal of having a majority of our directors be independent under such rules. All director nominees, whether submitted by a shareholder or our board, are evaluated in the same manner.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the nominating committee strives to nominate directors with a variety of complementary skills so that, as a group, the board will possess the appropriate talent, skills and expertise to oversee our business. Although the nominating committee does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our board and its committees.

Compensation Committee

We do not have a standing compensation committee. The board has determined that a separate compensation committee is not necessary at this time because the full board is actively involved in overseeing our compensation policies and decisions, and such matters do not require the attention of a separate committee. Our entire board of directors reviews and approves compensation for our executive officers and administers our stock option plans. Our board of directors evaluates the performance of our Chief Executive Officer, Dr. Wayne Willkomm, and our Chief Financial Officer, Mr. Vern Kornelsen, directly. Neither Dr. Willkomm nor Mr. Kornelsen is present during the board’s deliberations as to his own compensation. With respect to senior management other than Dr. Willkomm and Mr. Kornelsen, Dr. Willkomm and Mr. Kornelsen participate in the decision-making by making recommendations to the board of directors. After informal discussion regarding such recommendations, the board of directors votes on any recommended compensation changes. Our board of directors does not utilize any particular formula in determining any compensation changes but instead exercises its business judgment in view of our overall compensation philosophy and objectives. The board does not delegate its authority to determine or approve executive compensation to any other persons or committees, and no compensation consultants were engaged or had any role in determining or recommending the amount or form of compensation for our executive officers or directors during the last fiscal year.

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Our board of directors reviews and considers our compensation policies and programs on an annual basis in light of the board of directors’ risk assessment and management responsibilities. We do not believe we have any compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

Audit Committee

Our board of directors maintains an audit committee comprised of two of our non-employee directors. The audit committee oversees our independent auditors and financial process on behalf of the board of directors. The audit committee has adopted a written charter and a complaint procedure policy. A copy of the audit committee charter is available on our website at https://lifeloc.com/investor. The audit committee met four times during the year ended December 31, 2025.

Donald Siecke and Adam Kashenberg comprise the current audit committee. Their backgrounds are more fully disclosed in their biographies under “Election of Directors.” As discussed above, our board of directors has determined that both Mr. Siecke and Mr. Kashenberg are independent under the NASDAQ and SEC rules governing independence in general and also independence for the specific purposes of membership on audit committees.

Our board of directors has determined that Donald Siecke qualifies as an “audit committee financial expert” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.

A copy of the audit committee charter is available on the investor relations page of our website at www.lifeloc.com. Our audit committee received comments after each quarterly review from our independent auditors during the year ended December 31, 2025.

Board Leadership Structure

Our board of directors does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board, as the board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board. The board believes that the separation of the offices of the Chairman and Chief Executive Officer currently functions well and is the optimal leadership structure for the Company. This structure allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

Cybersecurity Oversight

The audit committee receives reports, including with respect to related risks, risk management, and relevant legislative, regulatory, and technical developments, from senior management on data security, cybersecurity and information security-related matters at least quarterly. The full board receives a report on these discussions from the chair of the audit committee as needed based on the nature of the risk environment.

Risk Oversight

The board of directors, principally through delegation to the audit committee, oversees risks facing us. The audit committee regularly discusses with management and our independent auditors our major risk exposures, whether financial, operating or otherwise, and the adequacy and effectiveness of our control of such risks. The audit committee also recommends from time to time that key identified risk areas be considered by the full board, and individual board members also periodically ask the full board to consider an area of risk. In addition, risk management issues are considered by the board with respect to all major decisions made by the board.

Our board of directors believes that the decision as to who should serve as Chairman and/or Chief Executive Officer and whether the offices should be combined or separated is the proper responsibility of the board. The board members have considerable experience and knowledge about the challenges and opportunities the Company faces. The board, therefore, is in the best position to evaluate the Company’s current and future needs and to judge how the capabilities of the Company’s directors and senior management from time to time can be most effectively organized to meet those needs. While the board may combine these offices in the future if it considers such a combination to be in the best interest of the Company, it currently intends to retain this structure.

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Human Capital Management Oversight

Lifeloc human capital management and talent development efforts go beyond the senior management level. Lifeloc encourages leaders at all levels to cultivate an environment supportive of a positive culture with high ethical standards. Lifeloc remains committed to fostering a respectful, ethical, diverse, and inclusive work environment. The Board, along with the management, provide oversight and guidance on compensation, benefits, recruiting, retention, diversity and inclusion, and culture. Lifeloc invests in wages, training, and policy enhancement to continue to support a healthy workplace for its employees. We believe these actions have resulted in a more engaged and effective workforce that is equipped to serve customers in today’s rapidly changing environment.

Communications with Directors

Shareholders and other interested parties wishing to contact any member (or all members) of our board of directors or any committee of the board may do so by mail, addressed, either by name or title, to the board of directors or to any such individual director or group or committee of the directors, and all such correspondence should be sent to our principal office. Our administrative staff may review any such communications to ensure that inappropriate material is not forwarded to the board of directors or to any individual director. The board of directors intends to continuously evaluate its communication process with our shareholders and may adopt additional procedures to facilitate shareholder communications with the board of directors, consistent with standards of professionalism and our administrative resources.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and all other directors and executive officers. The Code of Ethics is available on the investor relations page of our website at www.lifeloc.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code of Ethics that apply to our principal executive, financial and accounting officers and directors by posting such information on our website.

Anti-Hedging Policy

We do not have an explicit policy regarding the ability of employees or directors of the registrant, or any of their designees, to purchase financial instruments or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. However, such transactions may be subject to our Insider Trading Policy and applicable securities laws.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of the registrant’s securities by directors, senior management, and employees. The Insider Trading Policy is available on the investor relations page of our website at www.lifeloc.com.

EXECUTIVE OFFICERS

The following table sets forth the names of our executive officers, their ages, and their positions and offices held:

Name	Age	Position
Wayne R. Willkomm, Ph.D.	63	President and Chief Executive Officer
Vern D. Kornelsen	93	Chairman, Secretary & CFO
Michelle Heim	47	Controller

Michelle Heim joined Lifeloc in May 2013 as a customer service advisor and later as an accountant. She was named our Controller and Chief Accounting Officer on September 24, 2020. Ms. Heim received her B.S. degree in Business, majoring in accounting, from Metropolitan State University of Denver in December 2021. Ms. Heim held a variety of positions with responsibility for order management with several other companies prior to joining Lifeloc.

Biographical information about Wayne R. Willkomm, our President and Chief Executive Officer, and Vern D. Kornelsen, our Chief Financial Officer, can be found under “Election of Directors.”

The following table sets forth certain information regarding compensation earned or awarded in 2024 to our principal executive officer, principal financial officer, and our controller (collectively, the “Named Executive Officers”).

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EXECUTIVE COMPENSATION

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock & Option Awards ($)(1)	All Other Compensation ($)(2)	Total($)
Wayne R. Willkomm, Ph.D. –	2025	264,139	30,000	0	8,379	302,518
President and Chief Executive Officer	2024	258,960	30,000	0	7,804	296,764
Vern D. Kornelsen – Chief Financial Officer	2025	97,920	0	0	0	97,920
	2024	96,000	0	0	0	96,000
Michelle Heim – Controller	2025	115,000	5,000	0	3,732	123,732
	2024	113,693	0	0	3,508	122,201

(1)	Stock-based compensation cost for stock awards is measured based on the closing fair market value of the Company’s common stock on the date of grant, in accordance with stock based compensation accounting rules (FASB ASC Topic 718). See footnote 4 of the Notes to the Consolidated Financial Statements for the year ended December 31, 2024, included in our Annual Report to Stockholders, for a discussion of the grant date fair value.

(2)	Consists of Company matching contributions to employee 401K plans.

Pay Versus Performance

	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs (1)	Value of Initial Fixed $100 Investment 12/31/22 Based on Total Shareholder Return	Net Income (Loss)
2025	$302,518	$302,518	$110,826	$110,826	$111.60	$(2,470,399)
2024	$296,764	$296,764	$109,100	$109,100	$127.88	$(1,052,948)
2023	$286,149	$286,149	$92,300	$92,300	$102.77	$205,614

(1)	No adjustments were required to the SCT total compensation amounts for purposes of Item 402(v), and “compensation actually paid” equals SCT total compensation for each year shown. The Company does not maintain a pension plan or nonqualified deferred compensation plan and did not grant equity awards to its named executive officers during the fiscal years presented. The PEO for each year was Wayne R. Willkomm, Ph.D., and the Non-PEO NEOs included in the average were Vern D. Kornelsen and Michelle Heim.

Employment Agreements

In connection with Wayne Willkomm's appointment as our chief executive officer and president, the Company entered into an Employment Agreement with Dr. Willkomm, effective as of January 18, 2016, providing for an annual salary of $200,000, to be adjusted in future periods for the effect of inflation, plus options to purchase up to 50,000 shares of the Company's common stock, subject to vesting upon the Company's achievement of certain performance criteria set forth therein. On October 6, 2017, we entered into an amended and restated employment agreement with Dr. Willkomm (the "Employment Agreement"), primarily to adjust certain performance criteria and make corresponding changes. Pursuant to the Employment Agreement, the stock options originally granted to Dr. Willkomm in connection with the original performance criteria were cancelled, and new options to purchase up to 50,000 shares of the Company's common stock, subject to vesting upon the Company's achievement of the new performance criteria, were granted. All of these 50,000 options expired on December 31, 2021 without vesting. On March 13, 2021 Dr. Willkomm was granted fully vested options to purchase 12,500 shares at $3.80 apiece on or before March 13, 2026. On March 1, 2020 Dr. Willkomm was granted fully vested options to purchase 37,500 shares at $3.80 apiece on or before March 1, 2025, all of which were exercised on February 28, 2025.

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Under the Employment Agreement, Dr. Willkomm is also eligible for an annual cash bonus of 10% of his base salary upon the Company's achievement of certain performance criteria set forth in the Employment Agreement. Dr. Willkomm will receive a cash bonus of $30,000 upon each election by the Company to renew the Employment Agreement for subsequent one-year terms.

Stock Options

We adopted our 2013 Stock Option Plan (the “2013 Plan”) to promote our and our stockholders’ interests by helping us to attract, retain and motivate our key employees and associates.  Our Board of Directors adopted the 2013 Stock Option Plan on March 21, 2013, which was approved by our shareholders on April 1, 2013. Under the terms of the 2013 Plan, which provides for the grant of up to 150,000 total shares, the Board of Directors is able to grant either “nonqualified” or “incentive” stock options, as defined by the Internal Revenue Code and related regulations. The purchase price of the shares subject to a stock option will be the fair market value of our common stock on the date the stock option is granted. Generally, stock options will vest immediately at the time of the grant of such option and all stock options must be exercised within five years from the date granted. As of December 31, 2024, there were no unvested stock options and there were 122,000 vested stock options outstanding under the Plan. Of those 122,000 vested stock options, 88,500 were exercised on February 28, 2025 and 33,500 remain outstanding. No options were available for grant because the Plan had expired.

Option Grants in 2025

No options were granted in 2025.

Option Grants in 2024

No options were granted in 2024.

Options Exercised in 2025

There were no stock options exercised by the Named Executive Officers during 2025, except that Dr. Willkomm exercised 37,500 options.

Options Exercised in 2024

There were no stock options exercised by the Named Executive Officers during 2024.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding the number and value of exercisable options to purchase shares of common stock held as of December 31, 2025 by the Named Executive Officers.

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($/Sh)	Option expiration Date
Wayne R. Willkomm	12,500	—	—	3.80	3/13/2026
Michelle Heim	3,500	—	—	3.80	3/13/2026

All options held by Wayne R. Willkomm and Michelle Heim expired on March 13, 2026.

Additional Narrative Disclosure

The Company does not have any plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement, nor does it have any contract, agreement, plan or arrangement that provides for payments to any named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company or change in the named executive officer's responsibilities following a change in control.

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Risk Management

The board has determined that risks arising from our compensation policies and practices for our executives and employees are not reasonably likely to have a material adverse effect on the Company. The board of directors assesses our compensation policies and practices from time to time to ensure that the incentives provided in our compensation arrangements do not emphasize short-term risk taking at the expense of decisions likely to enhance stockholder value over the long-term.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

In response to Item 402(x)(1) of Regulation S-K, the Company does not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments, and generally is not in the practice of granting such awards. The Company has not granted such an award since fiscal year 2021. Accordingly, the Company has no specific policy or practice on the timing of such awards in relation to the disclosure of material non-public information by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding our common stock owned as of the close of business on April 15, 2026 by the following persons: (i) each person who is known by us to beneficially own more than 5% of our common stock; (ii) each of our directors who beneficially own our common stock; (iii) each of our Named Executive Officers who beneficially own our common stock; and (iv) all executive officers and directors, as a group, who beneficially own our common stock. We have based our calculation of the percentage of beneficial ownership on 2,752,616 shares of our common stock outstanding as of the Record Date. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock underlying convertible securities of our company held by that person that are currently exercisable or convertible or exercisable or convertible within 60 days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to us by, or on behalf of, the persons listed in the table. Unless otherwise indicated, the business address of each person listed is c/o Lifeloc Technologies, Inc., 12441 West 49th Ave., Ste 4, Wheat Ridge, CO 80033.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Vern D. Kornelsen	2,134,245	(2)	77.5%
Donald E. Siecke	1,000	(3)	*
Adam Kashenberg	1,000		*
Wayne Willkomm, Ph.D.	40,325	(4)	1.9%
Michelle Heim	0		*
Michael J. Kornelsen, D.M.A.	1,000	(5)	*
All executive officers and directors as a group, including those named above (6 persons)	2,184,984		79.38%
EDCO Partners LLLP	2,100,119		76.30%

(1)	Beneficial owners marked with an asterisk (*) hold less than 1% of our total outstanding common stock.
(2)	Includes 34,126 shares owned directly and 2,100,119 shares owned by EDCO Partners LLLP, of which Mr. Kornelsen is the general partner. EDCO Partners LLLP holds 57,478 shares on behalf of Mr. Kornelsen, and 227,399 shares on behalf of Enroxtech, Inc., of which Mr. Kornelsen is president and holds a beneficial interest.
(3)	Includes 1,000 shares held directly. In addition, EDCO Partners LLLP, of which Mr. Siecke is a limited partner, holds 474,537 shares on his behalf, and 79,815 shares on behalf of Fruhling Family, LLC, of which Mr. Siecke is the managing partner. Mr. Siecke has neither investment power nor voting power with respect to the shares held by EDCO Partners LLLP, and disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.
(4)	Includes 40,325 shares held directly. In addition, EDCO Partners LLLP, of which Dr. Willkomm is a limited partner, holds 23,477 shares on his behalf. Dr. Willkomm has neither investment power nor voting power with respect to the shares held by EDCO Partners LLLP, and disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.
(5)	Dr. Kornelsen owns 1,000 shares directly. In addition, EDCO Partners LLLP, of which Dr. Kornelsen is a limited partner, holds 27,500 shares on his behalf. Dr. Kornelsen has neither investment power nor voting power with respect to the shares held by EDCO Partners LLLP, and disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during the year ended December 31, 2025, to our knowledge, our directors, officers and holders of more than 10% of our common stock have timely filed all Section 16(a) reports.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors and audit committee have selected Assure CPA as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2026. This appointment is being submitted to our shareholders for ratification at the Annual Meeting. We do not expect that a representative of Assure CPA will be present at the Annual Meeting, but Assure CPA will have an opportunity to make a statement if desired, and will be available to respond to appropriate questions by telephone or email.

During the fiscal years ended December 31, 2025 and 2024, we did not consult with Assure CPA regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ASSURE CPA AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2026.

Auditor Fees and Services

We engaged Assure CPA, our current independent registered public accounting firm, on May 22, 2024, to replace Green Growth CPAs, who in turn had replaced our previous auditor, Gries & Associates LLC, when Green Growth purchased Gries & Associates in 2023. None of these changes resulted from any disagreements or reportable events (as defined in Item 304(a) of Regulation S-K).

The table below presents the aggregate fees billed for professional services rendered by Assure CPA and Green Growth CPAs for the years ended December 31, 2025 and 2024.

	FY 2025	FY 2024
Audit Fees	$74,028	$71,583
Audit-Related Expenses	$10,500	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$84,528	$71,583

Audit fees billed for services rendered during fiscal years 2025 and 2024 include $47,000.00 in fees paid to Green Growth CPAs for the review of interim financial statements included in Forms 10-Q for interim periods through March 31, 2024. All other Audit Fees were paid to Assure CPA.

Audit-related expenses for 2025 include $10,500 paid to Green Growth CPAs in connection with our S-4 filing, consisting of work related to the auditor’s consent to the inclusion of previously issued audit reports. We had no audit-related expenses for 2024.

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Assure CPA and Green Growth CPAs did not render any services related to tax return preparation or tax planning for the years ended December 31, 2025 or 2024 respectively. There were no aggregate fees billed for any other services rendered by Assure CPA and by Green Growth CPAs respectively for the years ended December 31, 2025 or 2024.

Approval of Auditor Services and Fees

Our audit committee approves or pre-approves all services provided by our independent registered public accounting firms, in order to see that we engage our independent registered public accounting firms to provide only audit and non-audit services that are compatible with maintaining the independence of our independent registered public accounting firms. Permitted services include audit and audit-related services, tax and other non-audit related services. Certain services are identified as restricted. All fees identified in the preceding paragraphs were approved by our audit committee during the course of their regular meeting schedule.

Audit Committee Report

Our board of directors maintains an audit committee comprised of two of our non-employee directors. The audit committee reviews and reassesses the adequacy of its charter on an annual basis. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management, including the matters in the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communication with the audit committee concerning independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited financial statements be included in the Annual Report, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Donald Siecke

Adam Kashenberg

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PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)

Proposed Advisory Resolution of Shareholders

At the Annual Meeting, shareholders will be given the opportunity to vote on the following advisory resolution:

RESOLVED, that the shareholders of Lifeloc Technologies, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

Background on Proposal

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related SEC rules, shareholders are being given the opportunity to vote at the Annual Meeting on this advisory resolution regarding the compensation of our named executive officers (commonly referred to as “Say on Pay”). For more information about the compensation that we paid to our named executive officers during 2025, as well as a description of our overall executive compensation philosophy and program, please refer to the “Executive Compensation” section of this Proxy Statement, as well as the compensation tables and accompanying narrative disclosures that follow such section.

 Effects of Advisory Vote

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on the Board. However, the Board will consider the outcome of the vote when making future executive compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE RESOLUTION SET FORTH ABOVE REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Proposed Resolution of Shareholders

The Board of Directors recommends that shareholders approve an Amended and Restated Articles of Incorporation (the “Restated Articles”) for two purposes: first, to consolidate the Company’s original Articles of Incorporation and all subsequent amendments into a single integrated document; and second, to add one new substantive provision authorizing the Board to redeem shares held by persons or entities from countries designated by the U.S. Department of Energy as “countries of risk.”

The Restated Articles would authorize the Board, in its discretion, to redeem shares from any holder the Board reasonably determines to be a national or entity of a DOE country of risk, at fair market value based on a 30-trading-day average of the Company’s closing bid price, following written notice and a 90-day opportunity to cure. The Board would have no obligation to redeem and its good faith determinations would be conclusive absent fraud or manifest error. This redemption provision is required to enable compliance with certain material obligations of the Company.

The proposed Restated Articles are attached as Exhibit A. Approval requires the affirmative vote of a majority of shares entitled to vote. Abstentions will have the same effect as a vote against this proposal; broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

OTHER MATTERS

We know of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy Card, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

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ANNUAL REPORT TO SHAREHOLDERS; HOUSEHOLDING

Our Annual Report for the year ended December 31, 2025, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-K is being mailed to shareholders on or about April 30, 2026 with these proxy materials.

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one Annual Report or set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your written request to: 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033, Attention: Michelle Heim, or contact us at (303) 431-9500, and we will promptly deliver such materials. You may also contact us if you received multiple copies of the Annual Report or proxy materials and would prefer to receive a single copy in the future.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY. IN THE EVENT THAT YOU ARE ABLE TO ATTEND THE MEETING, WE WILL, IF YOU REQUEST, CANCEL THE PROXY CARD.

SIGNATURE

By Order of the Board of Directors

/s/ Vern D. Kornelsen
Chairman of the Board of Directors
Wheat Ridge, Colorado
April 30, 2026

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LIFELOC TECHNOLOGIES, INC.

PROXY CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 3, 2026

The undersigned hereby constitutes, appoints and authorizes Michelle Heim and Vern D. Kornelsen and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned’s shares of the no par value common stock of Lifeloc Technologies, Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on June 3, 2026, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 and at any and all adjournments thereof, for the following purposes:

1. To elect five directors:

☐ FOR all nominees listed below (except as marked to the contrary)

Wayne R. Willkomm
Adam Kashenberg
Vern D. Kornelsen
Donald E. Siecke
Michael J. Kornelsen

☐ WITHHOLD authority to vote for all nominees

(Instruction: To withhold authority for any individual nominee, strike through the name.)

2. To ratify the appointment of Assure CPA as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers (“Say on Pay”):

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

4. To approve the Amended and Restated Articles of Incorporation of Lifeloc Technologies, Inc.:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

The undersigned hereby revokes any proxies previously given and ratifies all actions taken by the proxies named herein.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

DATED: ___________________, 2026

Signature(s): ______________________________

Printed Name(s): ___________________________

EXHIBIT A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

LIFELOC TECHNOLOGIES, INC.

Lifeloc Technologies, Inc. (the “Corporation”), a corporation organized and existing under the Colorado Business Corporation Act (the “Act”), does hereby adopt these Amended and Restated Articles of Incorporation, which amend and restate in their entirety the original Articles of Incorporation adopted on December 29, 1983, as amended from time to time. These Amended and Restated Articles of Incorporation were duly adopted in accordance with the Act.

Article I Name

The name of the Corporation is Lifeloc Technologies, Inc.

Article II Registered Office and Registered Agent

The registered office and registered agent of the Corporation shall be as designated from time to time in the manner provided by the Act.

Article III Duration

The Corporation shall have perpetual existence.

Article IV Purposes and Objectives

Section 1. General Business.

The purpose and objectives for which the Corporation is organized are to engage in any lawful business permissible for corporations under the laws of the State of Colorado, as set forth under the Act.

Section 2. Specific Authority.

Without limiting the generality of Section 1, the Corporation is specifically authorized to engage in brokerage business and investment consultation services permissible for corporations under the laws of the State of Colorado.

Article V Powers

The powers of the Corporation shall be those powers granted by the Act, and those powers which may subsequently be granted by amendment to the Act. In addition, the Corporation shall have the following specific powers:

Section 1. Officers.

The Corporation shall have the power to elect or appoint officers and agents of the Corporation and to fix their compensation.

Section 2. Capacity.

The Corporation shall have the power to act as an agent for any individual, association, partnership, corporation or other legal entity.

Section 3. Acquisitions.

The Corporation shall have the power to receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations or government.

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Section 4. Earned Surplus.

The Corporation shall have the power to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus.

Section 5. Gifts.

The Corporation shall have the power to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

Article VI Quorum for Shareholder Meetings

A quorum for purposes of shareholder meetings shall consist of the holders of a majority of the outstanding shares of stock, represented in person or by proxy, or by holders of a lesser proportion of the shares entitled to vote thereon, represented in person or by proxy as the directors shall provide in the Bylaws, but in no case shall a quorum of shareholders consist of holders of less than one-third (1/3) of the shares entitled to vote thereon.

Article VII Capital Stock

Section 1. Authorized Shares.

The total number of shares which the Corporation is authorized to issue is (a) 50,000,000 shares of common stock, no par value, and (b) 10,000,000 shares of series preferred stock, no par value, with terms to be established by the Board of Directors.

Section 2. Voting Rights of Shareholders.

Each holder of the common stock shall be entitled to one vote for each share of stock standing in such holder’s name on the books of the Corporation. Cumulative voting shall not be permitted.

Section 3. Consideration for Shares.

The common stock and preferred stock shall be issued for such consideration as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable.

Section 4. Transfer Restrictions.

The Corporation shall have the right to impose restrictions upon the transfer of any shares of its stock, or any interest therein, provided that such restrictions as may be so imposed or notice of the substance thereof shall be set forth upon the face or back of the certificates representing such shares.

Section 5. No Preemptive Rights.

No shareholder of the Corporation shall have any preemptive right to acquire any unissued shares of the Corporation, or any securities convertible into or carrying a right to subscribe for or acquire shares of the Corporation, whether now or hereafter authorized.

Article VIII Management

For the management of the business, and for the conduct of the affairs of the Corporation and for the further definition, limitation, and regulation of the powers of the Corporation and its directors and shareholders, it is further provided:

Section 1. Size of Board.

The number of Directors shall be fixed in accordance with the Bylaws. So long as the number of Directors shall be less than three, no shares of the Corporation may be issued and held of record by more shareholders than there are Directors. Any shares issued in violation of this paragraph shall be null and void. This provision shall also constitute a restriction on the transfer of shares and a legend shall be conspicuously placed on each certificate respecting shares preventing transfer of the shares to more shareholders than there are Directors.

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Section 2. Powers of Board.

In furtherance and not in limitation of the powers conferred by the State of Colorado, the Board of Directors is expressly authorized and empowered:

A. Bylaws. To make, alter, amend and repeal the Bylaws, subject to the power of the shareholders to alter or repeal the Bylaws made by the Board of Directors.

B. Books and Records. Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation or any of them, shall be open to shareholder inspection. No shareholder shall have any right to inspect any of the accounts, books, or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the shareholders of the Corporation.

C. Power to Borrow. To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge, or mortgage, as security therefor, any real or personal property of the Corporation, including after-acquired property.

D. Dividends. To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine the use and disposition of any such earned surplus.

E. Profits. To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose.

F. Fringe Benefits. To establish bonus, profit-sharing, stock option or other types of incentive compensation plans for the employees, including officers and directors of the Corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations.

G. Compensation. To provide for the reasonable compensation of its own members by Bylaws, and to fix the terms and conditions upon which such compensation will be paid.

H. Not in Limitation. In addition to the powers and authority hereinabove, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Colorado, of these Articles of Incorporation, and of the Bylaws of the Corporation.

Section 3. Interested Directors.

No contract or transaction between the Corporation and any of its directors, or between the Corporation and any other corporation, firm, association or other legal entity shall be invalidated by reason of the fact that a director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association or legal entity, or because the interested director was present at the meeting of the Board of Directors which acted upon or in reference to such contract or transaction.

Section 4. Indemnification.

The Corporation shall indemnify any person who is or was a director, officer, employee or agent of the Corporation to the full extent which presently is or may in the future be permitted under Colorado statutes.

Section 5. Limitation of Director Liability.

To the fullest extent permitted by the Colorado Business Corporation Act, as it exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Section 5 shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

Section 6. Limitation of Officer Liability.

To the fullest extent permitted by the Colorado Business Corporation Act, as it exists or may hereafter be amended, an officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as an officer. No amendment to or repeal of this Section 6 shall apply to or have any effect on the liability or alleged liability of any officer for or with respect to any acts or omissions of such officer occurring prior to the effective date of such amendment or repeal.

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Article IX Amendment of Articles

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time in the manner prescribed by the laws of the State of Colorado, with a majority vote of the shareholders. All rights herein conferred on the directors, officers and shareholders are granted and subject to this reservation.

Article X Place of Meeting; Corporate Books

Subject to the laws of the State of Colorado, the shareholders and the directors shall have power to hold their meetings, and the directors shall have power to have an office or offices and to maintain the books of the Corporation outside the State of Colorado, at such place or places as may from time to time be designated in the Bylaws or by appropriate resolution.

Article XI Exclusive Forum

Unless the Corporation consents in writing to the selection of an alternative forum, the courts of the State of Colorado shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, or agent of the Corporation to the Corporation or its shareholders; (c) any action asserting a claim arising pursuant to any provision of the Colorado Business Corporation Act, these Articles of Incorporation, or the Bylaws of the Corporation; or (d) any action asserting a claim governed by the internal affairs doctrine. For the avoidance of doubt, nothing in this Article XI shall limit the Corporation’s ability to consent to an alternative forum in any particular dispute, and this Article XI shall not apply to any claim for which the federal courts have exclusive jurisdiction. Any person or entity that acquires any interest in shares of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

Article XII Voting Standard

Except as otherwise expressly provided in these Articles of Incorporation, all actions requiring a vote or concurrence of shareholders shall be approved by the affirmative vote of a majority of the shares of the Corporation entitled to vote on the matter, or, if the shares are divided into classes or series entitled to vote separately, by the affirmative vote of a majority of the shares of each such class or series entitled to vote on the matter. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Article XIII Foreign Ownership Restriction and Redemption Right

Section 1. Authority.

The Board of Directors is authorized to restrict ownership of shares of the Corporation’s stock by, and to redeem shares held by, persons or entities that the Board reasonably determines to be nationals or entities of countries designated by the U.S. Department of Energy as “countries of risk,” in order to protect the Corporation’s business interests and the interests of its shareholders. The Board may exercise the authority granted by this Article XIII whenever it determines, in its reasonable discretion, that such action is in the best interests of the Corporation.

Section 2. Definitions.

As used in this Article XIII:

(a) “Board” means the Board of Directors of the Corporation.

(b) “Country of Risk” means any country designated by the U.S. Department of Energy as a “country of risk” from time to time, as such designation may be revised.

(c) “Disqualified Holder” means any person or entity that the Board reasonably determines, based on information available to it, to be a national or entity of a Country of Risk, or to be controlled by or acting on behalf of such a national or entity.

(d) “Fair Market Value” means, with respect to any share of common stock, the average of the closing bid prices of the Corporation’s common stock for the thirty (30) consecutive trading days ending on the trading day immediately preceding the date of the Redemption Notice, or, if the Board determines that the closing bid prices do not accurately reflect the fair market value of such shares due to limited trading volume or other market conditions, such other measure of fair market value as the Board, in its reasonable judgment, may adopt.

(e) “Redemption Notice” means a written notice delivered by the Corporation to a Disqualified Holder pursuant to Section 3.

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Section 3. Redemption Right.

The Board may, in its sole discretion, redeem all or any portion of the shares of the Corporation’s stock held of record or beneficially by a Disqualified Holder (the “Redemption Right”). To exercise the Redemption Right, the Corporation shall deliver a Redemption Notice to the Disqualified Holder specifying (i) the shares to be redeemed, (ii) the Fair Market Value per share, (iii) the proposed redemption date (which shall be no fewer than thirty (30) days after the date of the Redemption Notice), and (iv) the manner of payment. The Board shall have no obligation to exercise the Redemption Right.

Section 4. Cure Period.

A Disqualified Holder shall have thirty (30) days following delivery of a Redemption Notice to cure the condition giving rise to its status as a Disqualified Holder, including by divesting a sufficient number of shares such that the Board determines, in its reasonable discretion, that the holder no longer qualifies as a Disqualified Holder. If the condition is cured to the Board’s reasonable satisfaction within such thirty (30)-day period, the Corporation may rescind the Redemption Notice by written notice to the holder.

Section 5. Redemption Price.

The redemption price for shares redeemed pursuant to this Article XIII shall be the Fair Market Value per share as of the date of the Redemption Notice. The Corporation may pay the redemption price (i) in cash, (ii) by delivery of an unsecured promissory note of the Corporation bearing interest at the applicable federal rate under Section 1274(d) of the Internal Revenue Code (or such higher rate as the Board may determine) and maturing no later than five (5) years from the redemption date, or (iii) by a combination of cash and such a promissory note, in each case as determined by the Board in its sole discretion and subject to applicable law. Any promissory note issued as all or part of the redemption price shall provide that payment of principal and interest thereon shall be made only if and to the extent that, at the time of each such payment, the Corporation could lawfully make a distribution to its shareholders in such amount.

Section 6. Board Determinations Conclusive.

Any determination made by the Board in good faith pursuant to this Article XIII, including any determination as to whether a person or entity is a Disqualified Holder, the Fair Market Value of the shares, or whether a cure condition has been satisfied, shall be conclusive and binding on all parties absent fraud or manifest error.

Section 7. Legends.

The Corporation may cause certificates or book-entry notations representing shares of its stock to bear a conspicuous legend referencing the restrictions and redemption right described in this Article XIII.

Section 8. Severability.

If any provision of this Article XIII is held to be invalid, illegal or unenforceable under applicable law, such provision shall be severable from the remainder of this Article XIII, and the remaining provisions shall continue in full force and effect.

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IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be executed by its duly authorized officer as of the date written below.

LIFELOC TECHNOLOGIES, INC.

By: _______________________________________________

Name: _____________________________________________

Title: _____________________________________________

Date: _____________________________________________

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